                                   PROMISSORY NOTE

Amount: $200,000.00                                     Date: November 18, 1996

    FOR VALUE RECEIVED, the undersigned promises to pay to the order of Joseph Altomonte, Sr., the sum of $200,000.00 with interest from the date hereof on the unpaid balance of principal at prime rate plus 1% per annum. Payments under this note shall be made as follows:

    The Prindpal Sum shall be due and payable on demand. Interest shall be due and payable beginning December 1, 1996 and will continue monthly thereafter until demand is made for Principal, at which time all principal, unpaid interest and fees shall be immediately due and payable.

    In the event of non-payment of any installment hereunder, when due, the entire balance of principal, then remaining unpaid, with accrued interest thereon, shall at once become due and payable at the option of the holder hereof, with notice or demand being given to the maker hereof in writing.

    The parties agree that the repayment of principal and interest on the Note shall in all respects be identical to the repayment terms in effect at any given time under the County Savings Loan, No. 04.54.64972, executed by Joseph A. Altomonte, Sr.



Dynacraft Golf Products Inc.


By /s/ Jeff Jackson
   ----------------

   Its:  President
         Jeff Jackson

                                   PROMISSORY NOTE

Amount: $90,770.41                                      Date: November 18, 1996

    FOR VALUE RECEIVED, the undersigned promises to pay to the order of Joseph Altomonte, Sr., the sum of $90,770.41 with interest from the date hereof on the unpaid balance of principal at 7% per annum. Payments under this note shall be made as follows:

    The Principal Sum shall be due and payable on demand. Interest in the amount of $3,451.71, prepaid to June 1, 1997.

    In the event of non-payment of any installment hereunder, when due, the entire balance of principal, then remaining unpaid, with accrued interest thereon, shall at once become due and payable at the option of the holder hereof, with notice or demand being given to the maker hereof in writing.

    The parties agree that the repayment of principal and interest on the Note shall in all respects be identical to the repayment terms in effect at any given time under the General American Laon Transaction on Policy #1990863..



Dynacraft Golf Products Inc.


By /s/ Jeff Jackson
   ----------------

   Its:  President
         Jeff Jackson

                                   PROMISSORY NOTE

Amount: $35,784.20                                      Date: November 18, 1996

    FOR VALUE RECEIVED, the undersigned promises to pay to the order of Joseph Altomonte, Sr., the sum of $33,950.21 with interest from the date hereof on the unpaid balance of principal at 7.2% per annum. Payments under this note shall be made as follows:

    The Principal Sum shall be due and payable on demand. Interest in the amount of $1,833.99, prepaid to August 2, 1997.

    In the event of non-payment of any installment hereunder, when due, the entire balance of principal, then remaining unpaid, with accrued interest thereon, shall at once become due and payable at the option of the holder hereof, with notice or demand being given to the maker hereof in writing.

    The parties agree that the repayment of principal and interest on the Note shall in all respects be identical to the repayment terms in effect at any given time under the General American Loan Transaction on Policy #1989965.



Dynacraft Golf Products Inc.


By /s/ Jeff Jackson
   ----------------

   Its:  President
         Jeff Jackson

                                   PROMISSORY NOTE

Amount: $52,500.00                                        Date: January 2, 1997

    FOR VALUE RECEIVED, the undersigned promises to pay to the order of Joseph Altomonte, Sr., the sum of $52,500.00 with interest from the date hereof on the unpaid balance of principal at 8.25% per annum. Payments under this note shall be made as follows:

    The Principal Sum shall be due and payable on demand. Interest shall be due and payable beginning January 31, 1997 and will continue monthly thereafter until demand is made for Principal, at which time all principal and unpaid interest shall be immediately due and payable.

    In the event of non-payment of any installment hereunder, when due, the entire balance of principal, then remaining unpaid, with accrued interest thereon, shall at once become due and payable at the option of the holder hereof, with notice or demand being given to the maker hereof in writing.



Dynacraft Golf Products Inc.


By /s/ Jeff Jackson
   ----------------

   Its:  President
         Jeff Jackson
                                          4